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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement

     [X] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Universal Health Services, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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PROXY

                                                                      CLASS B
                                                                    COMMON STOCK
                                                                      CLASS D
                                                                    COMMON STOCK

                        UNIVERSAL HEALTH SERVICES, INC.

                      THIS PROXY SOLICITED BY THE BOARD OF
                      DIRECTORS FOR THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MAY 20, 1998

Alan B. Miller and Sidney Miller and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class B Common Stock and Class D Common Stock of Universal Health Services, Inc. held of record by the undersigned on April 8, 1998, at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 20, 1998 at the offices of the Company, Universal Corporate Center, 367 South
Gulph Road, King of Prussia, Pennsylvania and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

                              FOLD AND DETACH HERE



                        UNIVERSAL HEALTH SERVICES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                            MAY 20, 1998, 10:00 A.M.

                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                              KING OF PRUSSIA, PA.

                                                              PLEASE MARK
                                                              YOUR VOTE AS
                                                              INDICATED IN  [X]
                                                              THIS EXAMPLE


The election of a Director.                            Nominee: Robert H. Hotz

     FOR the nominee              WITHHOLD
     listed to the right          AUTHORITY
                            to vote for the nominee
                              listed to the right

2.   Adoption of the Amendment and Restatement of the 1992 Stock Option Plan.

                 FOR           AGAINST          ABSTAIN
                 [ ]             [ ]              [ ]

Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE ABOVE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEE FOR DIRECTOR AND FOR ADOPTION OF THE AMENDMENT AND RESTATEMENT OF THE 1992 STOCK OPTION PLAN.










Signature________________________________________________________ Date_________

Signature________________________________________________________
IMPORTANT: Please sign exactly as name appears at the left. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title. The above-signed acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

                              FOLD AND DETACH HERE



                                 ANNUAL MEETING
                                       OF
                  UNIVERSAL HEALTH SERVICES, INC. STOCKHOLDERS

                            WEDNESDAY, MAY 20, 1998
                                   10:00 A.M.
                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                              KING OF PRUSSIA, PA

________________________________________________________________________________

                                     AGENDA

* Election of Directors

* Adoption of the Amendment and Restatement of the 1992 Stock Option Plan.

* Discussion on matters of current interest

________________________________________________________________________________